Exhibit 99.2
S H A R E H O L D E R L E T T E R F I R S T Q U A R T E R 2 0 2 2
R E D W O O D T R U S T

Dear Shareholders,

When fixed-income markets turn in their worst quarterly performance in over 40 years, there’s nowhere to hide, and sometimes the strength and experience of your team is the only effective hedge. That’s our candid take on the first quarter, and why we’re particularly pleased to have exited it profitably. We head into the second quarter with the same risk-minded priorities as the first quarter – namely, book value stability and long-term value creation – but expect to use our strong capital position more aggressively as attractive investment opportunities arise on the back of market distress. For over twenty-five years, Redwood has been committed to delivering for our shareholders and successfully navigating across markets and cycles.

Our first quarter GAAP earnings were $0.24 per diluted share, and our GAAP book value was $12.01 per share at March 31, 2022, nearly flat with book value at year-end 2021. After paying a first quarter dividend of $0.23 per share, we ended the quarter with over $400 million of unrestricted cash and $140 million of available capital. This does not take into account the ongoing net cash flow we tend to generate internally through our operating businesses, a dynamic that has facilitated much of our recent growth. All told, the resiliency of our mortgage banking businesses, coupled with another quarter of very strong fundamental credit performance across our investment portfolio, has resulted in balanced financial results in an otherwise lopsided environment for the broader residential mortgage sector.

What has become clear early on in 2022 is that this will be a year of great transition, if not capitulation, for many market participants. Expectations for persistently higher inflation and supply chain disruptions are now the norm. The effects on market sentiment have been profound. An unrelenting rise in benchmark interest rates that began in the fourth quarter of 2021 has continued, causing the Federal Reserve in March to raise its federal funds rate for the first time since 2019, with many market observers expecting a total of 9 rate hikes throughout the year. Additionally, the Fed has signaled it may begin paring back its Agency mortgage-backed securities (“MBS”) holdings. For context, the Fed had amassed this portfolio to $2.7 trillion over the past two years, effectively becoming the world’s largest Agency mortgage REIT. The conventional 30-year mortgage rate may soon eclipse 6%, the highest level in over a decade, and credit markets have remained volatile as investors grapple with how the Fed will manage the economy’s next landing.

Challenging markets like these offer important opportunities for us to further differentiate our business, particularly as we position Redwood for new chapters of growth. While each of our business lines address different facets of the housing market, taken together Redwood offers shareholders a comprehensive and highly durable non-Agency investment strategy that cannot be easily replicated.

When we evaluate where in the current market investors can generate strong risk-adjusted returns, a logical starting place is shorter-duration, floating-rate loans whose coupons reset higher as interest rates rise. This is where our business purpose lending platform, CoreVest, continues to shine. The bridge products we offer are generally 12 to 18 months in duration and are geared toward housing investors who rehabilitate single or multifamily units for sale or rent. The industry continues at a torrid pace, as the supply of refurbished,

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This Shareholder Letter contains time-sensitive information and may contain forward-looking statements. The information contained herein is only accurate as of April 28, 2022. We undertake no obligation to update or revise the information contained herein, including forward-looking statements, whether as a result of new information, future events, or otherwise. Additional detail regarding the forward-looking statements in this Shareholder Letter and the important factors that may affect our actual results in 2022 are described at the end of this Shareholder Letter under the heading “Forward-Looking Statements.”

“turnkey” housing across the U.S. hovers at all-time lows. Our total business purpose lending (“BPL”) fundings for the first quarter grew 25% versus the fourth quarter of 2021 on record bridge originations, buttressed by strong volumes in multifamily transitional lending. One key competitive advantage of our bridge lending program is the broad array of products we offer the marketplace, from small loans for investors improving one single-family home, to large and more customized products for sponsors focused on build-for-rent or multifamily development.

And we believe the best is yet to come. In keeping with our successful track record of growing both organically and through partnerships, we recently announced a definitive agreement to acquire Riverbend Lending (“Riverbend”), a specialty lender headquartered in Oregon focused on single- and multifamily bridge lending. Riverbend, which we plan to operationally integrate within CoreVest, brings a product and geographic footprint that we believe will be immediately accretive to our overall BPL platform. Riverbend’s deep borrower network should also be fertile territory through which to sell and distribute CoreVest’s existing flagship products. Riverbend’s principals are well known to our leadership team through both current and previous ventures, and both groups are excited about the business and cultural fit. We look forward to formally welcoming the Riverbend team to our platform when we consummate the acquisition, which is expected to be in the second quarter of 2022, pending satisfaction of customary closing conditions.

Away from BPL, the consumer residential mortgage market garnered most of the industry’s headlines in the first quarter, not all of them flattering. The follow-on effects from the Fed’s tightening posture caused mortgage rates to rise approximately 1.50% in a single quarter. And as quickly as major Fed stimulus facilitated record profitability for many originators in 2020 and 2021, the anticipated Fed tightening has pulled the rug out from an industry that entered the year staffed for $4 trillion of annual origination volume.

Cyclical corrections to origination capacity are inevitable, but they really only speak to the downstream effects. The immediate pain felt by market participants has come from the thousands of loans in production since last November that were locked to consumers at rates well below today’s market levels. And not surprisingly, the execution for both Agency MBS and non-Agency securitizations has been impacted, as significant price concessions are granted for investors to accept below market rates on aged loan inventories. We spoke of this inevitable correction on our fourth quarter earnings call in mid-February, though our uncharacteristically solemn tone may not have seemed overly prescient at the time.

However, it’s important to note that the market adversity we are witnessing today remains a crisis of profitability for issuers, not one of liquidity for the private-label securitization (“PLS”) market. We have spoken before of our ability to turn inventory more quickly than competitors and thereby offer investors a cash-flow profile more in line with current market levels. Investor breadth is strong and their capacity to acquire bonds remains high after many years of sterling credit performance and enhanced structural protections. This foundation that we’ve helped build in PLS has enabled the market to weather this latest correction and continues to facilitate very strong issuance levels in 2022.

Suffice to say, we’re extremely pleased with how our Redwood Residential business performed relative to what we suspect was one of the worst quarters for the industry in many years. Our playbook was consistent throughout the first quarter, beginning with pulling forward our first securitization of 2022 to early January, ahead of the inevitable purge by other issuers of lower-coupon mortgages that needed to clear the system. Our transaction achieved the best execution of any PLS of its type thus far this year. And as the quarter progressed, we continued to remain light on loan inventory thanks to a laser focus on staying current on pricing, leading the industry in loan processing times, and leveraging a deep whole loan distribution network.

Utilizing this approach, we were able to continue locking loans competitively while others stepped back from the market, resulting in our residential lock volume declining only 7% from the fourth quarter of 2021, versus industry-wide projections of a 25% total decline for the period. We did this while preserving our gross margins at levels near our long-term historical range. Our platform continues to lock loans commensurate with the volumes we were seeing in the first quarter, but we’re positioned to become much more aggressive as the market stabilizes.

As with all spread products, gain on sale margins for our mortgage banking businesses, particularly for the consumer residential and single-family rental (“SFR”) loan pipelines, remain impacted by the interest rate and spread widening that plagued markets in the first quarter. However, in conjunction with an inevitable recovery in margins as industry origination capacity corrects and fixed costs exit the market, we’ve come armed with a slew of new products and services aimed at meeting the evolving needs of investors and consumers in today’s rising rate environment. Our BPL team recently closed on an inaugural term loan backed by a short-term rental portfolio, which we expect will position CoreVest well to meet the needs of a growing cohort of investors branching into the short-term rental space. And our Residential team recently revamped our expanded credit programs – including the addition of a loan program focused on self-employed borrowers – as part of a continuing evolution of our product suite to address the changing needs of homeowners. We also remain well-positioned to speak for a meaningful amount of new supply likely headed to the PLS market, spurred by revised GSE pricing on high-balance conforming mortgages and loans on second homes that took effect in April. With loan officers no longer able to rely on GSE refinance volumes and the industry well underway in right-sizing capacity, we see these new products as a key avenue to increasing our market share by providing additional options that loan officers can use to service their customers.

As illustrated by our first quarter performance and economic return, the impact of the recent volatility on Redwood’s book value was relatively muted, due primarily to our portfolio diversification, low leverage, and proactive risk management. Our investment portfolio continues to be owned at a significant net discount to par and is primarily backed by assets with lower interest rate sensitivity – bridge loans, call-protected SFR loans, and seasoned reperforming residential loans, to name a few. Our book value tends to be levered more to underlying credit performance, and we saw the impact of this in the first quarter as overall delinquencies remained stable. Our outlook on housing credit remains strong given rising home equity, low unemployment and historically low housing inventory. Volatility leads to entry points, and we will continue to opportunistically add to our investment portfolio where we see strong return potential.

As a supplement to our primary business lines, it’s only fitting that a strategy we initiated last year to transcend cyclical markets has begun to bear fruit. RWT Horizons, our home-grown venture investment strategy, has begun contributing to the bottom line ahead of schedule, with two smaller investments completing follow-on raises at significantly higher valuations during the first quarter. And in April, one of our earlier partnerships completed a new funding round that is expected to result in a pre-tax gain on our investment of approximately $10 million. Under GAAP, we expect to recognize this valuation adjustment as part of our second quarter earnings.

All told, we completed five new Horizons investments in the first quarter, all with a direct nexus to our operating businesses, including a focus on improving core processes and/or the consumer experience. That brings us to 21 active investments through Horizons across 18 companies, with over $25 million currently deployed. We also saw two of our Horizons portfolio companies collaborate with one another in the first quarter with the shared goal of enhancing loan-backed digital assets, which should ultimately increase transparency and reduce friction costs over the life of a residential loan. Connecting companies through our ecosystem to transform our markets has been a central tenet of our vision for Horizons and it is exciting to see it play out in practice. Finally, in early April we named a full time Chief Investment Officer for Horizons, a notable step toward solidifying this strategy as a permanent fixture of our unified platform. We’ve since continued the process of hiring dedicated internal resources that will help source, invest, survey, and report on our Horizons investments going forward.

As we head into the second quarter, high anxiety remains prevalent across all aspects of the financial markets, as the ground war in eastern Europe and high inflation continue to drive benchmark rates higher and credit spreads wider. The expected life of in-place residential loans continues to extend as rates rise and refinance options fade, while at the same time the estimated home purchasing power of consumers declines due to higher financing costs and persistently low home inventories that have kept real estate prices high across the country. Much of the associated volatility we believe has already been reflected in market pricing levels; for example, in some cases both Agency and non-Agency MBS have recently traded at levels worse than what we saw at the height of the Covid-19 pandemic. So, as we look for attractive entry points to deploy capital, we’re mindful that accessing quality housing remains an ongoing if not prohibitive challenge for many American households. In this regard, our corporate mission has never been more important, and we remain highly engaged in our markets with a motivated workforce that continues to benefit from greater in-person engagement while navigating the continued effects of the Covid pandemic.

All of this is possible because of the support of our shareholders and our Board of Directors. We’re proud to say that our engagement with shareholders has never been stronger, including through recent outreach around corporate governance and Redwood’s approach to key broader environmental, social and governance (“ESG”) topics. In keeping with this approach, our Board is in a continuous process of refreshment – a process that includes on-boarding new directors, as well as continuing education and learning through feedback from stakeholders. While it is a process that brings new expertise, diversity and fresh perspectives to Redwood, it also involves the retirement of directors who have provided many years of exemplary service in overseeing Redwood’s long-term strategic development as it has navigated economic and market cycles and an evolving housing finance landscape. On behalf of the leadership team at Redwood, we’d like to use this space to thank two retiring directors – Richard Baum, Redwood’s independent Board Chair, and Jeffrey Pero, the independent Chair of the Board’s Governance and Nominating Committee – for their dedicated service and leadership at Redwood. And, more personally, we extend our appreciation for the guidance, advice and input they have provided to each of us over the years. All of us have benefited from their experience and counsel and we congratulate both of them on their scheduled retirements upon conclusion of this year’s Annual Meeting of Stockholders in May.

Thank you for your continued support.

Christopher J. Abate	Dashiell I. Robinson
Chief Executive Officer	President

Note to Readers
We file annual reports (on Form 10-K) and quarterly reports (on Form 10-Q) with the Securities and Exchange Commission. These filings, our Redwood Review presentation and our earnings press releases provide information about Redwood and our financial results in accordance with generally accepted accounting principles (GAAP). These documents, as well as information about our business and a glossary of terms we use in this and other publications, are available through our website, www.redwoodtrust.com. We encourage you to review these documents. Within this document, in addition to our GAAP results, we may also present certain non-GAAP measures. When we present a non-GAAP measure, we provide a description of that measure and a reconciliation to the comparable GAAP measure within the Non-GAAP Measurement section of the Endnotes to the Redwood Review, which can be found on our website, www.redwoodtrust.com, under “Financials” within the “Investor Relations” Section. References herein to “Redwood,” the “company,” “we,” “us,” and “our” include Redwood Trust, Inc. and its consolidated subsidiaries. Note that because we generally round numbers in the tables to millions, except per share amounts, some numbers may not foot due to rounding. References to the “first quarter” refer to the quarter ended March 31, 2022, and references to the “fourth quarter” refer to the quarter ended December 31, 2021, unless otherwise specified.

Forward-looking statements
This shareholder letter may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan,” "could" and similar expressions or their negative forms, or by references to strategy, plans, goals, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected are described below and may be described from time to time in reports we file with the Securities and Exchange Commission, including reports on Forms 10-K, 10-Q, and 8-K. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Statements regarding the following subjects, among others, are forward-looking by their nature: statements we make regarding Redwood’s business strategy and strategic focus, statements related to our financial outlook and expectations for 2022 and future years, statements regarding our available capital and sourcing additional capital both internally and from the capital markets, and other statements regarding pending business activities and expectations and estimates relating to our business and financial results. Additional detail regarding the forward-looking statements in this shareholder letter and the important factors that may affect our actual results in 2022 are described in the Redwood Review under the heading “Forward-Looking Statements”, which can be found on our website, www.redwoodtrust.com, under “Financials” within the “Investor Relations” Section.